Reply Attention of	Cam McTavish
Direct Tel.	604.891.7731
EMail Address	czm@cwilson.com
Our File No.	30399-0001 /

November 29, 2005

VIA COURIER AND EDGAR

Securities and Exchange Commission

100 F Street North East

Washington, DC 20549

USA

Attention:	David H. Roberts

Dear Sirs/Mesdames:

Re: Texola Energy Corporation Preliminary Information Statement on Schedule 14C Registration No. 0-513161 Filed on November 16, 2005

                              Thank you for your letter of November 22, 2005 with respect to the Preliminary Information Statement on Schedule 14C (the “Information Statement”) filed by Texola Energy Corporation (the “Company”) on November 16, 2005.

We enclose three black-lined copies of Amendment No. 1 of the Schedule 14C Information Statement (the “Amendment”). Our responses are numbered in a manner that corresponds with your comments as set out in your letter of November 22, 2005.

Please note that the Company effected a 10 for 1 forward split of its authorized and issued capital stock (the “Stock Split”). The Stock Split was effected with the Nevada Secretary of State on October 26, 2005 and with the NASDAQ on November 7, 2005 and was disclosed on a current report on Form 8-K dated November 11, 2005. The Amendment has been revised to incorporate the changes to the issued and outstanding shares of the Company that should have been disclosed in the Information Statement. The percentage of share ownership, however, did not change as a result of the Stock Split.

HSBC Building 800 – 885 West Georgia Street Vancouver BC V6C 3H1 Canada Tel.: 604.687.5700 Fax: 604.687.6314 www.cwilson.com

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Comments

1.            Please revise the Information Statement to note the reason for the sale of the Audiyo, Inc. shares and to note the consideration you received for those shares.

The Company has revised the Amendment to include the reason for the sale of the Audiyo, Inc. shares and the consideration the Company has received for the shares. The information is set out on page 4 of the Amendment.

2.            We note on page 2 that you entered into a Share Exchange Agreement, dated November 16, 2005, regarding the sale of the Audiyo, Inc. shares. Please revise the Information Statement to include a copy of the Share Exchange Agreement.

As requested, the Company has attached the Share Purchase Agreement as Exhibit A to the Amendment.

Acknowledgement Letter

In connection with responding to your comments, management of the Company has provided you with a letter dated November 29, 2005, as requested, acknowledging the following:

1.	The adequacy and accuracy of the disclosure in the filing is the responsibility of the registrant.
2.

The registrant acknowledges that staff comment or changes in response to the staff comment in the proposed disclosure in the preliminary proxy materials do not foreclose the Commission from taking any action with respect to the filing.

3.

The registrant also represents that the staff comment may not be asserted as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We look forward to any further comments you may have regarding this Amendment or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.891.7731.

Yours truly,

CLARK WILSON LLP

Per:

Cam McTavish

CZM/MSOffice

Encl.